UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22211

______________________________________________

IVA FIDUCIARY TRUST

______________________________________________________________________

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY  10022

______________________________________________________________________

(Address of principal executive offices) (zip code)

Michael W. Malafronte International Value Advisers, LLC 717 Fifth Avenue 10th Floor New York, NY 10022
(Name and address of agent for service)
Copy to:

Stuart E. Fross, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: JHT 1732
200 Clarendon Street
Boston, MA 02116

Registrant’s telephone number, including area code:  (212) 584-3570

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2012

Item 1.  Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Semi-Annual Report

March 31, 2012

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advised by International Value Advisers, LLC

Contents	IVA Funds

2	An Owner’s Manual
3	Letter from the President
4	Letter from the Portfolio Managers
6	Management’s Discussion of Fund Performance
IVA Worldwide Fund
8 9 10	Performance Portfolio Composition Schedule of Investments
IVA International Fund
18 19 20	Performance Portfolio Composition Schedule of Investments
27	Statements of Assets and Liabilities
28	Statements of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights
36	Notes to Financial Statements
44	Trustees and Officers
46	Additional Information
47	Fund Expenses

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we attempt to perform better than the MSCI All Country World Index in the case of your IVA Worldwide Fund and the MSCI All Country World Ex-U.S. Index in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

•	We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

•	We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.”

•	We like the flexibility to invest in small, medium and large companies, depending on where we see value.

•	We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

•	We hold some gold, either in bullion form or via gold mining securities, as we feel it provides a good hedge in either an inflationary or deflationary period.

•	We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

•	At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

Letter from the President	IVA Funds

Michael W. Malafronte

Dear Shareholder,

Your two mutual funds, the IVA Worldwide Fund and the IVA International Fund (“the Funds”), recently completed the first six months of their fourth year of operation. The Funds are managed by Charles de Vaulx and Chuck de Lardemelle. Charles and Chuck both have incredible intellect and focus, a passion for investing, and are very risk conscious. In addition, they have worked together for over 15 years and we believe having these two lead our investment team creates the best possible environment for managing our clients’ assets.

The Funds’ investment adviser, International Value Advisers, LLC, (“IVA”) is pleased with the performance of both Funds since inception October 1, 2008 through March 31, 2012. The IVA Worldwide Fund Class A shares, at net asset value, more than doubled the MSCI All Country World Index (Net) return for the same time period. The IVA International Fund Class A shares, at net asset value, also significantly outperformed its benchmark, the MSCI All Country World Index (ex-U.S.) (Net).

Thus far in 2012, we are noticing that many of the equities rebounding strongly are the same ones that fell the most in 2011. In many instances these are in areas (European and U.S. financials, deep cyclicals) that we remain cautious about in light of the uncertainty around China and their ability to navigate a soft or hard landing, the uncertainty around European economic growth and solvency, and the uncertainty around the sustainability of a U.S. economic recovery.

In the Owner’s Manual that precedes this report, our first bullet point, when describing our eclectic investment approach, says we don’t hug benchmarks. The Manual also says that we manage our clients assets with a dual attempt that is unusual: in the short-term (12–18 months), our attempt is to try to preserve capital, while in the longer-term (5–10 years, i.e., over a full economic cycle), we attempt to perform better than the MSCI All Country World Index in the case of the IVA Worldwide Fund and the MSCI All Country World Index (ex-U.S.) in the case of the IVA International Fund. We are dedicated to this investment approach. Additionally, this is important to all IVA partners and employees as we collectively have over $85 million dollars invested in the Funds or other IVA investment vehicles.

I believe it is important for IVA to constantly review how well we are executing for our clients. While we run a for-profit business, our primary goal is to properly care for the assets that you have entrusted with us. In doing this, we not only gauge the performance of the Funds and the effectiveness of our investment team, we also scrutinize other aspects of our business including compliance, operations, accounting, and reporting as well as monitoring our service providers.

In December 2011, IVA decided to replace our existing trade order management system. While the new system we are building will have robust features for both trading and compliance, IVA will retain and build on the efficiencies from our current system. This includes electronic connectivity with our trading partners which helps reduce the likelihood of trade errors and provides us with robust analytics on each trade execution. We will continue to have direct access to global stock exchanges which will allow us to send our larger and more liquid trades directly to a market, hence reducing the Funds’ trade execution costs. Furthermore, we will retain and hopefully enhance the technology we use to match trade confirmations with our counterparties at the time of execution which can minimize settlement issues. This enhancement is our firm-wide equivalent to always working to provide the best product and service for our clients, just like the investment team is always trying to improve the accuracy of their intrinsic values.

Building IVA continues to be a rewarding experience. We hope that in the process, we are shaping a culture where everyone associated with IVA respects the work we are doing for our clients.

I want to offer thanks to all of my colleagues and to our shareholders for their continued support.

Sincerely,

Michael W. Malafronte

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

Letter from the Portfolio Managers	IVA Funds

Charles de Vaulx

Chuck de Lardemelle

April 30, 2012

Dear Fellow Shareholders:

The period under review, October 1, 2011 to March 31, 2012 was contrasted. Markets were pressured until December by low real growth in the U.S., worries about the Chinese economy, and the debt situation in Europe (in particular the thin capitalization of the banking system). Nevertheless a sharp rally started at the end of 2011. The turning point coincided with better employment and economic data in the U.S. as well as a massive injection of liquidity into the European banking system undertaken by the European Central Bank (“ECB”) in December 2011 and again in February 2012 (Long Term Refinancing Operation I and II). Greece’s highly anticipated default and sovereign debt restructuring also took place during the period, triggering a relatively modest amount of derivative contracts (credit default swaps), without nasty settlement surprises. Overall markets were up sharply over the period, with the MSCI All Country World Index (Net) up 19.9%.

The developed world remains, in our opinion, beset by too much debt, whether sovereign or private, while the banking system in Europe is derelict at best. This is likely to continue to restrain growth globally.

The U.S. has responded since 2009 by following unorthodox monetary policies, with reasonable success so far in our opinion, but the long term consequences of the remedies remain to be seen. The European Union (“EU”), on the other hand, has to contend with huge constitutional and political issues due to the poorly thought out construct of the eurozone. As a result, the policy response on the “old continent” has been inadequate and indeed perhaps inappropriate for the peripheral countries. Germany is imposing fiscal straitjackets on its fellow euro members, trying to force deflation on a number of “club med” countries (Greece, Portugal, Italy, Spain) in order to improve their competitiveness. The result is falling GDP and tax revenues in those countries, compounding the government debt problem. Meanwhile the EU is not taking decisive action to clean up and recapitalize the banks. While we recognize the overwhelming political will in each country to remain in the eurozone, the union members have to progress towards more fiscal integration (a European treasury? European bonds? Some larger transfers from wealthier countries to others in the zone?) and a healthier banking system to solve the issue. Liquidity injections alone may not do in Europe, in our opinion.

The period was also marked by the long awaited Greek default and debt restructuring in February and March. Private bondholders ended up getting roughly 20% of par value. The ECB was made senior to private capital and therefore did not take a loss…yet. Markets have now been officially warned: even though by law this creditor was pari-passu with others, the rules changed in the middle of the game. Sanctity of contracts was further breached by inserting a Collective Action Clause retroactively into the bonds issued under Greek Law, in essence forcing all bondholders to accept the terms endorsed by a majority. Indeed, the lesson here, not new to historians, is that rules will be bent by governments placed under intense pressure. While a small event for markets during the period, it is an instructive lesson in financial history and one we fear may be repeated in decades to come.

Gold was essentially flat in USD over the period under consideration, at times bolstered by expectations of more printing by the Federal Reserve and/or other Central Banks, at times undermined by the perception that money printing may be over in the U.S. We continue to believe that holding some gold as an insurance policy is appropriate, as fundamental trade imbalances remain between Asia and the rest of the world and as the deleveraging process under way in the developed world still has a long way to go. Gold at its current price, in our opinion, remains reasonable, perhaps even cheap, when compared to the amount of paper money in circulation.

In the midst of this background, we remain focused on bottom-up stock picking, with the invaluable help of our seven analysts. We also remind ourselves that the best bargains usually are found during difficult times. Valuations in the U.S. appear on the surface reasonable, in part relative to low “risk-free” yields (we certainly don’t like “relative” valuations at IVA, and this argument appears dangerous to us), in part due to outstandingly high (but likely peak in our opinion), profitability of corporate America. Yet we continue to find select opportunities in the U.S.,

Letter from the Portfolio Managers	IVA Funds

particularly in technology/software and in large-cap, high quality names. In contrast, valuations in Europe and Japan are much more depressed and may be conducive to decent returns over the next decade, absent deflation and/or long term, unaddressed issues in their respective banking systems. Our belief, at this point, is that Europe will continue to muddle through and that when push comes to shove, actions will be taken to prevent a collapse of the euro and the European banking system. Markets have been selective, punishing companies exposed to the moribund parts of the European Union or Japanese economy or suffering from high financial leverage, and rewarding high quality, global franchises with high valuations.

While emerging markets in general remain free of these debt problems for the most part, the structure of the Chinese economy is a concern. Fixed asset investment (residential construction and infrastructure investments in particular) to GDP remains at elevated levels. Financing of local governments and cities remains opaque and fiscal revenues are tied to the value of land sold by these entities to private real estate developers. Since World War II, at least four countries experienced fixed asset investment bubbles of similar magnitude: Japan, South Korea, Thailand and Vietnam. In all four cases the bust was epic. In the case of China, however, like Japan in the ‘80’s–‘90’s, the country is self-financing (high savings rate) and has considerable foreign exchange reserves, thereby mitigating the risk of a sudden and rapid collapse. We can only hope that the current policy to tilt the Chinese economy towards internal consumption will be successful; however, Hong Kong listed equities with exposure to the Chinese consumer remain too expensive for our taste, while companies exposed to the construction boom, while having derated considerably, have not yet reached levels consistent with a bust, and may not present balance sheets able to handle a steep downturn in construction. We prefer to gain exposure to emerging markets in our portfolios through well established companies such as Nestlé SA (food and beverage, Switzerland), Sodexo SA (catering and facilities management, France), Bolloré and Financière de l’Odet SA (logistics and infrastructure assets in Africa, plantations, France), or Lotte Confectionery Co., Ltd. (food and beverage, South Korea), among others.

The Funds continue to be cautiously positioned, with roughly 70% of the assets invested in equities. For the most part, we believe these equities to be safer than average, with strong balance sheets, reasonable valuations and few cyclical businesses. We are also trying to select investments that we believe would do well should inflation come back: pricing power, revenues indexed to inflation or low levels of capital required for maintenance are attractive business attributes. Your Funds also own small positions in high yield bonds (a remnant of the opportunities we found in the 2008/2009 timeframe), some gold bullion and gold mining shares as insurance against printing presses going into overdrive, and a healthy dose of cash in USD or parked in short-term foreign government bonds of countries less willing, in our opinion, to debase their currencies. In an effort to protect your capital in case the European situation continues to deteriorate, we hedged a substantial part of our euro exposure back into U.S. dollars (roughly 65% for the Worldwide Fund and 50% for the International Fund as of March 31, 2012; since both Funds also own exporters listed in Europe, the real economic hedge is in fact higher than these numbers).

Our focus remains on preservation of capital in these highly uncertain times; we will be willing to step forward more aggressively if valuations become more attractive in the U.S., or start discounting a dire outcome in Europe, or if the Japanese establishment shows some respect for capital and shareholders. In a nutshell, it all depends on price.

We thank you for your confidence and support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Chuck de Lardemelle, Portfolio Manager

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

Global equity markets posted double digit returns for the six month period ending March 31, 2012 as the U.S. began to show some signs of strengthening and markets reacted positively to Europe’s long term refinancing operation. Both Funds underperformed their respective benchmark over this period. This is often a byproduct of our conservative approach which includes a multi-asset class portfolio of mainly defensive equities, fixed income, gold and gold related securities, and cash. We focus on trying to preserve capital over the short-term and attempt to outperform our benchmark over the long-term.

While our Japanese equities have been a source of outperformance since the inception of both Funds due to good stock picking (i.e., individual stocks of companies performed well) and primarily owning the stocks of non-cyclical and local companies, they lagged over this six month period as the Japanese yen weakened about –7% versus the U.S. dollar, triggering a rally amongst exporters, cyclical stocks, and highly leveraged stocks. Our exposure to Japanese equities totaled 13.2% in the IVA Worldwide Fund and 24.3% in the IVA International Fund as of March 31, 2012. Despite this, we are comfortable with our Japanese holdings as we do not have a strong view on where the yen is going and for the most part, we believe exporters look expensive with high exposure to China.

Most of our exposure to Europe continues to be through companies headquartered in France and Switzerland, and we continue to primarily own what we consider high quality global companies with healthy balance sheets and strong dividend yields. We bought a few mild cyclical stocks in the fourth quarter of 2011 as they were trading at what we believe are reasonable valuations.

Additionally, we initiated a few small positions among large, global bank stocks in Switzerland (UBS AG and Credit Suisse Group AG) and the U.S. (Goldman Sachs Group, Inc.) that we view as having reasonable leverage and trade at what we believe are attractive valuations. In the IVA Worldwide Fund, we also added a few U.S. software companies, such as Oracle Corp.

In late August and early September, we reduced our overall exposure to gold bullion and started to invest modest amounts in a few gold mining stocks as those have lagged bullion for many years now and look somewhat cheap to us relative to the metal. (We are also mindful of constraints associated with the IRS qualifying income test.) After a military coup in the West African country of Mali, a number of gold miners in the area were negatively affected. As a result, our gold mining stocks detracted about –0.3% from the return in both funds over the period. We are mindful of some of the risks these companies face like higher mining costs and political unrest, so we are keeping the position sizes small. Gold bullion averaged returns of about 2.8% over the period and we still believe it is the best hedge during times of uncertainty and against currency debasement. Our exposure to gold totaled 4.8% in the IVA Worldwide Fund and 5.0% in the IVA International Fund as of March 31, 2012.

We believe the derivative instruments we used to make some directional bets on interest rates, specifically the 10-year U.S. dollar Treasury bond yield (IVA Worldwide Fund only) and the 10-year Japanese government bond yield, performed in line with what happened to their underlying instruments. In the Worldwide Fund, these instruments detracted –0.03% from the return, and in the International Fund, these instruments detracted –0.08% from the return.

IVA Worldwide Fund

The IVA Worldwide Fund Class A shares, at net asset value, returned 10.50% for the six month period ending March 31, 2012. The MSCI All Country World Index (Net) (the “Index”) returned 19.91% over the same period.

Our corporate bonds outpaced our equities over the period, averaging gains of 16.8% led by good performance from our Wendel bonds (fixed income — France). We still have exposure to sovereign government bonds, primarily in Singapore, which we view as non-U.S. dollar cash. These bonds collectively averaged returns of 3.5% over the period. Our exposure to fixed income totaled 13.3% on March 31, 2012.

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

Our equities averaged returns of 14.1% versus the Index at 20.2% and our equity exposure totaled 69.9% on March 31, 2012. One detractor from relative performance was our industrial stocks, which averaged returns of 5.5% versus the benchmark at 23.5% due to their service oriented and non-cyclical nature. By sector, our technology stocks contributed the most to our return followed by consumer discretionary. Together these two sectors added 6.1% to our return, led by good performance from Microsoft Corp. (technology — U.S.), Sodexo SA (consumer discretionary — France), News Corp. (consumer discretionary — U.S.), and Genting Malaysia Berhad (consumer discretionary — Malaysia). The fund’s allocation to the U.S. provided the largest contribution to return, 6.3%, followed by France at 1.3%. The top individual contributor to return this period was Devon Energy Corp. (energy — U.S.).

Our exposure to real estate and utilities together detracted about –0.4% from our return as two of our holdings (Shoei Co., Ltd. and GDF Suez SA) share price fell after announcing mergers. The largest individual detractors from return this period were: Shoei Co., Ltd. (real estate — Japan.), IAMGOLD Corp. (gold mining — Canada), GDF Suez SA (utilities — France), Vivendi SA (telecommunications — France), and Miura Co., Ltd. (industrials — Japan).

Our forward foreign currency contracts, which are used to hedge currency risk, contributed approximately 0.46% to return over the period.

IVA International Fund

The IVA International Fund Class A shares, at net asset value, returned 7.75% for the six month period ending March 31, 2012. The MSCI All Country World Index (ex-U.S.) (Net) (the “Index”) returned 15.37% over the same period.

Our corporate bonds outpaced our equities over the period, averaging gains of 19.9% led by good performance from our Wendel bonds (fixed income — France). We still have exposure to sovereign government bonds, primarily in Singapore, which we view as non-U.S. dollar cash. These bonds collectively averaged returns of 3.4% over the period. Our exposure to fixed income totaled 14.1% on March 31, 2012.

Our equities averaged gains of 8.9% versus the Index at 15.8% and our equity exposure totaled 68.4% on March 31, 2012. The biggest detractor from relative performance was our Japanese stocks, which averaged returns of –0.9% versus the benchmark at 7.0% due to their non-cyclical nature and our emphasis on local companies. However, our Japanese yen hedge, which averaged about 50% over the period, added about 0.8% to our return. By sector, our consumer discretionary stocks contributed the most to our return followed by consumer staples. Together these two sectors added 3.7% to our return, led by good performance from Sodexo SA (consumer discretionary — France), Genting Malaysia Berhad (consumer discretionary — Malaysia), Teleperformance (industrials — France), and Spotless Group Ltd. (industrials — Australia). The fund’s allocation to France provided the largest contribution to return, 2.5%, followed by South Korea and Switzerland, together 1.3%.Total SA, ADR (energy — France) was also among our top individual contributors to return.

Our exposure to real estate and utilities together detracted about –0.5% from our return as two of our holdings (Shoei Co., Ltd. and GDF Suez SA) share price fell after announcing mergers. The largest individual detractors from return this period were: ShoeiCo., Ltd. (real estate — Japan.), IAMGOLD Corp. (gold mining — Canada), GDF Suez SA (utilities — France), Vivendi SA (telecommunications — France), and Miura Co., Ltd. (industrials — Japan).

Our forward foreign currency contracts, which include our Japanese yen hedge, contributed approximately 1.09% to return over the period.

Investment Risks: There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

IVA Worldwide Fund	IVA Funds

Performance (unaudited)	As of March 31, 2012

Average Annual Total Returns as of March 31, 2012(a)	Six Months	One Year	Three Year	Since Inception
Class A	10.50%	0.46%	16.33%	13.12%
Class A (with a 5% maximum initial sales charge)	4.96%	–4.56%	14.34%	11.48%
Class C	10.16%	–0.24%	15.48%	12.28%
Class I	10.72%	0.79%	16.63%	13.39%
MSCI All Country World Index (Net)(b)	19.91%	–0.73%	20.75%	5.86%
Consumer Price Index(c)	0.98%	2.65%	2.53%	1.31%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008. Total returns of periods of less than one year are not annualized.

(b)	The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2012. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.29% (Class A shares); 2.04% (Class C shares); and 1.04% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2012. More recent expense ratios can be found in the Financial Highlights section, beginning on page 30, of this Semi-Annual Report.

IVA Worldwide Fund	IVA Funds

Portfolio Composition (unaudited)	As of March 31, 2012

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)

POSITION NAMES(b)
Government of Singapore, 2.25% due 7/1/2013; 3.625% due 7/1/2014	4.6%
Gold Bullion	3.8%
Wendel, 4.875% due 5/26/2016; 4.375% due 8/9/2017; 6.75% due 4/20/2018	3.6%
Astellas Pharma Inc.	3.1%
Devon Energy Corp.	2.5%
Secom Co., Ltd.	2.5%
Genting Malaysia Berhad	2.2%
Sodexo SA	2.1%
Nestlé SA	2.1%
Microsoft Corp.	1.9%

Top 10 positions represent 28.4% of total net assets.

(a)	Other represents unrealized gains and losses on futures and forward currency contracts and other assets and liabilities.

(b)	Short-Term Investments are not included.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 70.2%

Australia – 0.5%
	1,262,084	Newcrest Mining Ltd.	$38,801,536
	5,349,787	Spotless Group Ltd.	13,022,702
			51,824,238

Belgium – 0.2%
	279,580	Sofina SA	22,096,617

Canada – 0.4%
	3,310,650	IAMGOLD Corp.	43,998,539

Denmark – 0.3%
	902,100	D/S Norden A/S	26,839,072

France – 12.0%
	314,556	Alten	10,018,215
	194,708	Bolloré	40,510,391
	1,363,144	Cap Gemini SA	61,012,908
	1,826,440	Carrefour SA	43,785,705
	329,956	Ciments Français SA	23,609,337
	1,117,105	CNP Assurances	17,431,626
	39,665	Financière de l’Odet SA	16,018,483
	5,951	Financière Marc de Lacharriere SA	232,708
	6,931,778	GDF Suez SA	179,073,906
	2,668,790	Lagardère SCA	82,328,096
	1,090,764	Publicis Groupe SA	60,132,156
	87,281	Robertet SA	14,085,203
	60,960	Séché Environnement SA	2,604,927
	2,621,636	Sodexo SA	215,243,003
	2,959,000	Teleperformance (a)	84,551,990
	1,690,105	Thales SA	63,249,834
	2,835,230	Total SA, ADR	144,936,958
	8,178,323	Vivendi SA	150,086,190
			1,208,911,636

Germany – 0.3%
	1,402,412	Wirecard AG	26,699,909

Hong Kong – 0.1%
	15,316,640	Clear Media Ltd. (b)	9,427,991

Italy – 0.4%
	13,448,650	Mediaset S.p.A.	37,092,599

Japan – 13.2%
	7,447,700	Astellas Pharma Inc.	305,934,276
	1,086,500	Benesse Holdings Inc.	54,147,789
	375,700	Canon Inc.	17,747,819
	3,220,400	Cosel Co., Ltd. (a)	44,821,805
	22,342	Fuji Media Holdings Inc.	38,410,856
	1,345,400	Icom Inc. (a)	32,639,401

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

SHARES	DESCRIPTION	FAIR VALUE

Japan – 13.2% (continued)
500	Japan Petroleum Exploration Co., Ltd.	$23,287
2,607,570	Kose Corp.	59,069,636
178,200	Kyocera Corp.	16,319,391
21,410	Medikit Co., Ltd.	7,242,721
1,443,900	Meitec Corp.	29,115,248
957,300	Milbon Co., Ltd. (a)	27,584,396
3,384,504	Miura Co., Ltd. (a)	87,710,053
1,062,500	Nifco Inc.	29,036,789
269,000	Nintendo Co., Ltd.	40,462,124
186,800	Nitto Kohki Co., Ltd.	4,136,818
14,748	NTT DoCoMo, Inc.	24,482,001
5,390	Okinawa Cellular Telephone Co.	11,057,412
4,572	Pasona Group Inc.	4,015,759
5,081,600	Secom Co., Ltd.	248,646,611
1,722,700	Shiseido Co., Ltd.	29,721,102
4,174,800	Shoei Co., Ltd. (a)	17,048,235
691,788	Shofu Inc.	7,296,495
70,900	SMC Corp.	11,272,732
889	Techno Medica Co., Ltd.	3,732,361
2,018,500	Temp Holdings Co., Ltd.	18,997,360
4,211,800	Toho Co., Ltd.	77,295,206
221,256	Yahoo Japan Corp.	71,586,755
		1,319,554,438

Malaysia – 2.2%
175,569,400	Genting Malaysia Berhad	224,655,475

Norway – 1.0%
12,306,550	Orkla ASA	97,376,205

South Africa – 0.5%
6,161,759	Net 1 U.E.P.S. Technologies Inc. (a)(b)	55,702,301

South Korea – 3.3%
148,559	E-Mart Co., Ltd.	32,778,562
2,816,570	Kangwon Land, Inc.	62,518,632
45,505	Lotte Chilsung Beverage Co., Ltd.	48,836,397
37,932	Lotte Confectionery Co., Ltd.	55,539,639
236,541	Nong Shim Co., Ltd.	47,494,001
5,557,970	SK Telecom Co., Ltd., ADR	77,311,363
38,450	SK Telecom Co., Ltd.	4,733,926
11,764	Teems Inc.	96,766
		329,309,286

Sweden – 0.1%
512,381	Securitas AB, Class ‘B’	4,941,187

Switzerland – 3.7%
68,492	Affichage Holding SA (b)	12,064,061
2,093,290	Credit Suisse Group AG	59,665,838

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

SHARES	DESCRIPTION	FAIR VALUE

Switzerland – 3.7% (continued)
3,360,495	Nestlé SA	$211,450,222
125,796	Schindler Holding AG	15,133,982
5,014,700	UBS AG	70,273,574
		368,587,677

Taiwan – 0.1%
2,603,000	Taiwan Secom Co., Ltd.	5,397,469

Thailand – 0.2%
83,058,790	Thai Beverage Public Co., Ltd.	21,474,171

United Kingdom – 1.1%
660,420	Diageo Plc, ADR	63,730,530
5,786,320	Inmarsat Plc	42,601,798
796,810	Millennium & Copthorne Hotels Plc	6,123,964
		112,456,292

United States – 30.6%
2,855,240	Amdocs Ltd. (b)	90,168,479
1,780,530	Aon Corp.	87,352,802
5,650,965	Applied Materials, Inc.	70,298,005
1,063,790	Automatic Data Processing Inc.	58,710,570
2,013,850	Baker Hughes Inc.	84,460,869
1,497	Berkshire Hathaway Inc., Class ‘A’ (b)	182,484,300
696,906	BMC Software, Inc. (b)	27,987,745
2,586,440	CA Inc.	71,282,286
279,720	Cimarex Energy Co.	21,110,468
4,193,390	Cisco Systems, Inc.	88,690,198
406,080	Colgate-Palmolive Co.	39,706,502
327,421	Contango Oil & Gas Co. (b)	19,288,371
121,807	Contango ORE Inc. (a)(b)	1,187,618
1,148,050	CVS Caremark Corp.	51,432,640
9,469,270	Dell Inc. (b)	157,189,882
3,500,195	Devon Energy Corp.	248,933,868
499,220	Energizer Holdings Inc. (b)	37,032,140
348,980	Goldman Sachs Group, Inc.	43,402,643
6,083,650	Hewlett-Packard Co.	144,973,379
3,046,536	Ingram Micro Inc., Class ‘A’ (b)	56,543,708
156,704	JDA Software Group, Inc. (b)	4,306,226
1,641,450	Liberty Interactive Corp., Series ‘A’ (b)	31,335,280
1,296,648	Marsh & McLennan Cos., Inc.	42,517,088
382,883	MasterCard Inc., Class ‘A’	161,017,617
5,868,460	Microsoft Corp.	189,257,835
27,520	National CineMedia, Inc.	421,056
332,110	Newmont Mining Corp.	17,027,280
5,473,625	News Corp., Class ‘A’	107,775,676
2,113,010	News Corp., Class ‘B’	42,217,940
3,874,680	Oracle Corp.	112,985,669
550,920	SEACOR Holdings Inc. (b)	52,767,118

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

SHARES	DESCRIPTION	FAIR VALUE

United States – 30.6% (continued)
5,115,002	Sealed Air Corp.	$98,770,689
1,509,620	Spansion, Inc., Class ‘A’ (b)	18,387,172
9,754,070	Staples Inc.	157,820,853
3,492,316	Symantec Corp. (b)	65,306,309
819,293	Telephone & Data Systems, Inc.	18,966,633
2,429,246	Texas Instruments Inc.	81,646,958
2,347,474	Valassis Communications, Inc. (a)(b)	53,991,902
247,560	Wal-Mart Stores, Inc.	15,150,672
1,904,920	Walgreen Co.	63,795,771
351,571	The Washington Post Co., Class ‘B’	131,336,378
1,623,840	Yahoo! Inc. (b)	24,714,845
		3,073,753,440
	TOTAL COMMON STOCKS (Cost — $6,636,729,233)	7,040,098,542

CONVERTIBLE PREFERRED STOCKS – 0.7%

United States – 0.7%
68,987	USD	Bank of America Corp., Series ‘L’, 7.25% (Cost — $54,726,160)	67,531,374

PRINCIPAL AMOUNT
CORPORATE NOTES & BONDS – 7.6%

France – 3.6%
		Wendel:
56,800,000	EUR	4.875% due 5/26/2016 (c)	75,564,755
116,950,000	EUR	4.375% due 8/9/2017	149,737,128
95,400,000	EUR	6.75% due 4/20/2018	132,006,258
			357,308,141

Netherlands – 0.3%
22,929,000	EUR	UPC Holding BV, 8% due 11/1/2016 (c)	31,803,615

Norway – 0.3%
26,400,000	USD	Golden Close Maritime Corp., Ltd., 11% due 12/9/2015 (d)	28,512,000

Switzerland – 0.4%
		UBS AG:
18,179,000	EUR	4.28% due 4/15/2015 (e)	20,123,621
8,800,000	EUR	7.152% due 12/21/2017 (e)	11,220,782
9,107,000	USD	UBS Preferred Funding Trust V, 6.243% due 5/15/2016 (e)	8,902,092
			40,246,495

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

United Kingdom – 0.2%
19,300,000	USD	Inmarsat Finance Plc, 7.375% due 12/1/2017 (c)	$20,699,250

United States – 2.8%
6,070,000	USD	Brandywine Operating Partnership, LP, 5.7% due 5/1/2017	6,437,362
		Cricket Communications Inc.:
14,871,000	USD	10% due 7/15/2015	15,726,083
2,000	USD	7.75% due 5/15/2016	2,120
19,016,000	USD	Denbury Resources Inc., 9.75% due 3/1/2016	20,965,140
3,408,000	USD	Encore Acquisition Co., 9.5% due 5/1/2016	3,765,840
6,114,000	USD	Frontier Oil Corp., 8.5% due 9/15/2016	6,526,695
		Intelsat Luxembourg SA:
19,381,000	USD	11.25% due 2/4/2017	20,204,692
19,271,000	USD	11.5% due 2/4/2017 (f)	20,090,018
3,418,000	USD	Leucadia National Corp., 8.125% due 9/15/2015	3,845,250
		Level 3 Financing Inc.:
6,283,000	USD	8.75% due 2/15/2017	6,597,150
1,740,000	USD	10% due 2/1/2018	1,914,000
6,961,000	USD	MetroPCS Wireless Inc., 7.875% due 9/1/2018	7,361,258
37,016,000	USD	Mohawk Industries Inc., 6.375% due 1/15/2016 (g)	41,087,760
4,384,000	USD	Penn Virginia Corp., 10.375% due 6/15/2016	4,318,240
		QVC Inc.:
6,878,000	USD	7.125% due 4/15/2017 (c)	7,359,460
31,121,000	USD	7.5% due 10/1/2019 (c)	34,310,902
61,574,000	USD	Sirius XM Radio, Inc., 8.75% due 4/1/2015 (c)	70,194,360
6,660,000	USD	Vulcan Materials Co., 7% due 6/15/2018	7,176,150
			277,882,480
		TOTAL CORPORATE NOTES & BONDS (Cost — $684,695,726)	756,451,981

SOVEREIGN GOVERNMENT BONDS – 5.7%

Hong Kong – 1.0%
754,850,000	HKD	Government of Hong Kong, 2.66% due 12/17/2012	98,951,833

Singapore – 4.6%
		Government of Singapore:
452,998,000	SGD	2.25% due 7/1/2013	369,869,867
109,425,000	SGD	3.625% due 7/1/2014	93,684,705
			463,554,572

Taiwan – 0.1%
353,000,000	TWD	Government of Taiwan, 2% due 7/20/2015	12,375,638
		TOTAL SOVEREIGN GOVERNMENT BONDS
		(Cost — $558,631,633)	574,882,043

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

OUNCES		DESCRIPTION	FAIR VALUE

COMMODITIES – 3.8%

228,185		Gold Bullion (b) (Cost — $259,623,215)	$380,806,828

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS – 10.5%

Commercial Paper – 10.0%
20,000,000	USD	DENTSPLY International, Inc., 0.43% due 4/18/2012 (c)	19,995,939
		Devon Energy Corp.:
30,000,000	USD	0.27% due 4/2/2012 (c)	29,999,775
25,000,000	USD	0.3% due 4/2/2012 (c)	24,999,792
25,000,000	USD	0.3% due 4/5/2012 (c)	24,999,167
19,500,000	USD	0.29% due 4/9/2012 (c)	19,498,743
25,000,000	USD	0.29% due 4/10/2012 (c)	24,998,187
17,700,000	USD	0.29% due 4/11/2012 (c)	17,698,574
23,000,000	USD	0.29% due 4/12/2012 (c)	22,997,962
25,000,000	USD	0.29% due 4/13/2012 (c)	24,997,583
23,000,000	USD	E. I. du Pont de Nemours and Co., 0.11% due 4/3/2012 (c)	22,999,859
47,300,000	USD	Électricité de France SA, 0.3% due 4/13/2012 (c)	47,295,270
		Florida Power & Light Co.:
20,000,000	USD	0.17% due 4/3/2012 (c)	19,999,811
40,000,000	USD	0.25% due 4/9/2012	39,997,778
50,000,000	USD	0.2% due 4/10/2012	49,997,500
25,000,000	USD	0.22% due 4/17/2012	24,997,556
		GDF Suez SA:
29,300,000	USD	0.2% due 4/10/2012 (c)	29,298,535
1,000,000	USD	0.2% due 4/16/2012 (c)	999,917
15,800,000	USD	0.2% due 4/18/2012 (c)	15,798,508
		Nestlé Capital Corp.:
20,000,000	USD	0.03% due 4/5/2012 (c)	19,999,933
44,400,000	USD	0.05% due 4/5/2012 (c)	44,399,753
		NetJets Inc.:
4,400,000	USD	0.1% due 4/11/2012 (c)	4,399,878
16,700,000	USD	0.1% due 4/13/2012 (c)	16,699,443
30,000,000	USD	0.1% due 4/16/2012 (c)	29,998,750
10,000,000	USD	Novartis Finance Corp., 0.12% due 4/3/2012 (c)	9,999,933
		Philip Morris International Inc.:
75,000,000	USD	0.15% due 4/2/2012 (c)	74,999,687
50,000,000	USD	0.12% due 4/3/2012 (c)	49,999,667
14,300,000	USD	0.12% due 4/4/2012 (c)	14,299,857
30,000,000	USD	0.16% due 4/26/2012 (c)	29,996,667
25,000,000	USD	Reed Elsevier Plc., 0.44% due 4/16/2012 (c)	24,995,417
		United Parcel Service, Inc.:
50,000,000	USD	0.02% due 4/2/2012 (c)	49,999,979
50,000,000	USD	0.02% due 4/4/2012 (c)	49,999,937

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper – 10.0% (continued)
31,900,000	USD	0.02% due 4/9/2012 (c)	$31,899,894
		Wal-Mart Stores, Inc.:
50,000,000	USD	0.08% due 4/9/2012 (c)	49,999,111
46,300,000	USD	0.07% due 4/17/2012 (c)	46,298,560
			1,009,556,922

Treasury Bills – 0.5%

Japan – 0.4%
3,390,000,000	JPY	Government of Japan, due 5/21/2012	40,951,196

United States – 0.1%
5,710,000	USD	Government of the United States, due 6/7/2012 (h)	5,709,372
			46,660,568
		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,057,773,620)	1,056,217,490
		TOTAL INVESTMENTS — 98.5% (Cost — $9,252,179,587)	9,875,988,258
		Other Assets In Excess of Liabilities — 1.5%	151,178,299
		TOTAL NET ASSETS — 100.0%	$10,027,166,557

The IVA Worldwide Fund had the following forward foreign currency contracts open at March 31, 2012:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT	USD EQUIVALENT	USD VALUE AT MARCH 31, 2012	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	06/08/2012	AUD 2,557,000	$2,673,906	$2,629,334	$44,572
euro	State Street Bank & Trust Co.	06/08/2012	EUR 851,710,000	1,135,014,297	1,136,303,898	(1,289,601)
Japanese yen	State Street Bank & Trust Co.	06/08/2012	JPY 49,103,668,000	588,054,692	593,599,794	(5,545,102)
South Korean won	State Street Bank & Trust Co.	04/05/2012	KRW 111,007,300,000	99,348,281	97,956,837	1,391,444
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(5,398,687)

The IVA Worldwide Fund had the following futures contracts open at March 31, 2012:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	USD MARKET VALUE OF SECURITIES UNDERLYING THE CONTRACTS	NET UNREALIZED APPRECIATION
Contracts to Sell:
Japanese government 10-year bond	660	6/11/2012	$1,132,374,049	$1,034,546
U.S. Treasury 10-year note	3,649	6/20/2012	472,488,484	5,245,437
Net Unrealized Appreciation on Futures Contracts				$6,279,983

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

Abbreviations used in this schedule:

ADR — American Depositary Receipt
AUD — Australian dollar
EUR — euro
HKD — Hong Kong dollar
JPY — Japanese yen
KRW — South Korean won
SGD — Singapore dollar
TWD — Taiwan dollar
USD — United States dollar

(a)	Issuer of the security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

SECURITY	SHARES HELD AT SEPTEMBER 30, 2011	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT MARCH 31, 2012	FAIR VALUE AT MARCH 31, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME*
Contango Oil & Gas Co.**	998,438	—	671,017	327,421	—	$7,114,785	—
Contango ORE Inc.	121,807	—	—	121,807	$1,187,618	—	—
Cosel Co., Ltd.	3,220,400	—	—	3,220,400	44,821,805	—	$505,579
Icom Inc.	1,065,300	280,100	—	1,345,400	32,639,401	—	150,696
Milbon Co., Ltd.	957,300	—	—	957,300	27,584,396	—	389,022
Miura Co., Ltd.	3,384,504	—	—	3,384,504	87,710,053	—	757,848
Net 1 U.E.P.S. Technologies Inc.	6,806,360	—	644,601	6,161,759	55,702,301	(2,312,570)	—
Shoei Co., Ltd.	4,538,900	—	364,100	4,174,800	17,048,235	(1,876,712)	—
Teleperformance***	2,707,940	251,060	—	2,959,000	84,551,990	—	—
Valassis Communications, Inc.***	1,704,314	643,160	—	2,347,474	53,991,902	—	—
Total					$405,237,701	$2,925,503	$1,803,145

*	Dividend income is net of withholding taxes.
**	Non-affiliated at March 31, 2012.
***	Non-affiliated at September 30, 2011.
(b)	Non-income producing investment.
(c)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(d)	Security is deemed illiquid. As of March 31, 2012, the value of this security amounted to 0.3% of net assets.
(e)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(h)	Security is held at futures broker as collateral for open futures contracts sold. At March 31, 2012, portfolio securities valued at $5,709,372 were segregated to cover collateral requirements.

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Performance (unaudited)	As of March 31, 2012

Average Annual Total Returns as of March 31, 2012(a)	Six Months	One Year	Three Year	Since Inception
Class A	7.75%	0.63%	15.99%	11.89%
Class A (with a 5% maximum initial sales charge)	2.35%	–4.41%	14.02%	10.27%
Class C	7.31%	–0.17%	15.07%	11.02%
Class I	7.82%	0.84%	16.26%	12.16%
MSCI All Country World Index (ex-U.S.) (Net)(b)	15.37%	–7.18%	19.12%	4.64%
Consumer Price Index(c)	0.98%	2.65%	2.53%	1.31%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008. Total returns for periods of less than one year are not annualized.

(b)	The MSCI All Country World Index (ex-U.S.) (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2012. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The gross and net expense ratios for the Fund are as follows: 1.30% (Class A shares); 2.06% (Class C shares); and 1.05% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2012. More recent expense ratios can be found in the Financial Highlights section, beginning on page 30, of this Semi-Annual Report.

IVA International Fund	IVA Funds

Portfolio Composition (unaudited)	As of March 31, 2012

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)

POSITION NAMES (b)
Government of Singapore, 2.25% due 7/1/2013; 3.625% due 7/1/2014	5.6%
Gold Bullion	3.7%
Wendel, 4.875% due 5/26/2016; 4.375% due 8/9/2017; 6.75% due 4/20/2018	3.4%
Astellas Pharma Inc.	3.2%
Genting Malaysia Berhad	2.5%
Total SA, ADR	2.5%
Secom Co., Ltd.	2.5%
Sodexo SA	2.4%
Nestlé SA	2.1%
GDF Suez SA	2.0%

Top 10 positions represent 29.9% of total net assets.

(a)	Other represents unrealized gains and losses on futures and forward currency contracts and other assets and liabilities.

(b)	Short-Term Investments are not included.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 69.7%

Argentina – 0.1%
871	Nortel Inversora SA, Series ‘B’, ADR (a)	$18,169
198,730	Telecom Argentina SA, ADR	3,521,496
		3,539,665

Australia – 1.6%
550,969	Newcrest Mining Ltd.	16,939,002
2,215,903	Programmed Maintenance Services Ltd.	5,784,263
7,819,319	Spotless Group Ltd.	19,034,152
		41,757,417

Belgium – 0.3%
109,285	Sofina SA	8,637,344

Canada – 0.6%
1,262,990	IAMGOLD Corp.	16,785,137

Denmark – 0.4%
358,705	D/S Norden A/S	10,672,109

France – 20.2%
659,087	Alten	20,991,096
73,097	Bolloré	15,208,353
522,036	Cap Gemini SA	23,365,789
726,748	Carrefour SA	17,422,512
98,740	Ciments Français SA	7,065,142
407,930	CNP Assurances	6,365,456
27,996	Financière de l’Odet SA	11,306,024
446,640	Financière Marc de Lacharriere SA	17,465,444
2,071,773	GDF Suez SA	53,521,691
599,489	Havas SA	3,485,987
898,750	Lagardère SCA	27,725,065
577,980	M6-Métropole Télévision SA	10,445,041
66,522	Neopost SA	4,278,096
446,072	Publicis Groupe SA	24,591,269
63,250	Robertet SA	10,207,137
211,850	Saft Groupe SA	6,865,826
184,710	Séché Environnement SA	7,892,979
226,778	Securidev SA (b)	9,826,722
1,031,207	Société d’Edition de Canal Plus	6,532,772
768,923	Sodexo SA	63,130,540
1,390,790	Teleperformance	39,741,150
708,376	Thales SA	26,509,989
1,289,690	Total SA, ADR	65,928,953
2,609,541	Vivendi SA	47,889,532
		527,762,565

Germany – 0.4%
487,304	Wirecard AG	9,277,568

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

SHARES	DESCRIPTION	FAIR VALUE

Hong Kong – 1.3%
36,621,030	Clear Media Ltd. (a)(b)	$22,541,677
9,389,590	Hongkong & Shanghai Hotels Ltd.	12,744,272
		35,285,949

India – 0.2%
10,271,789	South Indian Bank Ltd.	4,980,139

Indonesia – 0.2%
67,069,000	PT Bank Bukopin Tbk	4,840,938

Italy – 0.5%
4,811,590	Mediaset S.p.A.	13,270,802

Japan – 24.3%
528,900	Arcs Co. Ltd.	9,795,864
885,100	Ariake Japan Co., Ltd.	17,056,113
298,300	As One Corp.	6,613,272
2,006,100	Astellas Pharma Inc.	82,405,944
121,700	The Bank of Okinawa Ltd.	5,425,553
410,700	Benesse Holdings Inc.	20,468,014
140,600	Canon Inc.	6,641,851
1,411,900	Cosel Co., Ltd.	19,650,946
757,900	Daiichikosho Co., Ltd.	14,925,420
8,826	Fuji Media Holdings Inc.	15,173,853
1,298,200	Hi Lex Corp.	23,965,804
587,782	Hitachi Tool Engineering Ltd.	5,993,573
781,100	Icom Inc. (b)	18,949,484
2,287,200	Iino Kaiun Kaisha Ltd.	10,362,450
202,900	Japan Petroleum Exploration Co., Ltd.	9,450,036
654,840	Kose Corp.	14,834,179
56,200	Kyocera Corp.	5,146,744
9,540	Medikit Co., Ltd.	3,227,256
174,500	Meitec Corp.	3,518,672
552,600	Milbon Co., Ltd.	15,923,052
1,254,076	Miura Co., Ltd.	32,499,614
366,700	Nifco Inc.	10,021,450
115,100	Nintendo Co., Ltd.	17,312,976
337,400	Nitto Kohki Co., Ltd.	7,471,961
7,799	NTT DoCoMo, Inc.	12,946,510
7,469	Okinawa Cellular Telephone Co.	15,322,414
1,784	Pasona Group Inc.	1,566,954
449,900	San-A Co. Ltd.	17,067,609
144,200	Sankyo Co. Ltd.	7,073,239
1,321,500	Secom Co., Ltd.	64,662,015
10,600	Secom Joshinetsu Co., Ltd.	300,186
353,900	Shingakukai Co., Ltd.	1,470,842
672,400	Shiseido Co., Ltd.	11,600,667
1,004,400	Shoei Co., Ltd.	4,101,573
367,050	Shofu Inc.	3,871,386

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

SHARES	DESCRIPTION	FAIR VALUE

Japan – 24.3% (continued)
4,500	SK Kaken Co., Ltd.	$176,694
35,500	SMC Corp.	5,644,316
6,790	So-net Entertainment Corp.	24,897,487
264,100	Sugi Holdings Co. Ltd.	8,075,838
559	Techno Medica Co., Ltd.	2,346,895
3,405,900	Temp Holdings Co., Ltd. (b)	32,055,045
629,800	Toho Co., Ltd.	11,558,127
144,200	Tsuruha Holdings Inc.	8,493,114
75,633	Yahoo Japan Corp.	24,470,844
		634,535,836

Malaysia – 2.9%
3,178,400	Aeon Co. Malaysia Berhad	9,856,308
51,574,200	Genting Malaysia Berhad	65,993,427
		75,849,735

Netherlands – 0.1%
18,146	Hal Trust NV	2,129,716

Norway – 1.5%
4,989,530	Orkla ASA	39,479,911

Singapore – 0.8%
4,406,291	Haw Par Corp. Ltd.	21,101,684

South Africa – 0.7%
2,134,375	Net 1 U.E.P.S. Technologies Inc. (a)	19,294,750

South Korea – 5.2%
70,345	Binggrae Co., Ltd.	3,513,991
65,674	E-Mart Co., Ltd.	14,490,534
61,768	Fursys Inc.	1,695,410
1,078,570	Kangwon Land, Inc.	23,940,722
13,427	Lotte Chilsung Beverage Co., Ltd.	14,409,984
11,552	Lotte Confectionery Co., Ltd.	16,914,318
41,991	Lotte Samkang Co. Ltd.	17,566,510
78,155	Nong Shim Co., Ltd.	15,692,390
1,859,560	SK Telecom Co., Ltd., ADR	25,866,480
16,290	SK Telecom Co., Ltd.	2,005,609
10,742	Teems Inc.	88,359
		136,184,307

Sweden – 0.1%
260,513	Securitas AB, Class ‘B’	2,512,278

Switzerland – 5.0%
20,950	Affichage Holding SA (a)	3,690,096
9,890	Banque Cantonale Vaudoise	5,239,717
774,550	Credit Suisse Group AG	22,077,292
392,861	Gategroup Holding AG	14,405,339

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

SHARES	DESCRIPTION	FAIR VALUE

Switzerland – 5.0% (continued)
860,190	Nestlé SA	$54,125,171
50,364	Schindler Holding AG	6,059,079
1,765,840	UBS AG	24,745,625
		130,342,319

Taiwan – 0.6%
7,408,000	Taiwan Secom Co., Ltd.	15,360,911

Thailand – 0.4%
37,712,930	Thai Beverage Public Co., Ltd.	9,750,370

United Kingdom – 2.3%
240,330	Diageo Plc, ADR	23,191,845
2,333,917	Inmarsat Plc	17,183,471
135,494	Jardine Lloyd Thompson Group Plc	1,513,809
1,360,720	LSL Property Services Plc	5,985,300
1,450,900	Millennium & Copthorne Hotels Plc	11,151,040
		59,025,465
	TOTAL COMMON STOCKS (Cost — $1,741,995,452)	1,822,376,915

PRINCIPAL AMOUNT

CORPORATE NOTES & BONDS – 6.3%

France – 3.4%
		Wendel:
15,600,000	EUR	4.875% due 5/26/2016 (c)	20,753,700
35,800,000	EUR	4.375% due 8/9/2017	45,836,590
15,300,000	EUR	6.75% due 4/20/2018	21,170,815
			87,761,105

Netherlands – 0.3%
6,311,000	EUR	UPC Holding BV, 8% due 11/1/2016 (c)	8,753,658

Norway – 1.2%
11,000,000	USD	Golden Close Maritime Corp., Ltd., 11% due 12/9/2015 (d)	11,880,000
104,000,000	NOK	Stolt-Nielsen Ltd. SA, 7.09% due 6/22/2016 (d)(e)	18,718,996
			30,598,996

Switzerland – 0.6%
		UBS AG:
7,406,000	EUR	4.28% due 4/15/2015 (f)	8,198,225
3,750,000	EUR	7.152% due 12/21/2017 (f)	4,781,583
3,678,000	USD	UBS Preferred Funding Trust V, 6.243% due 5/15/2016 (f)	3,595,245
			16,575,053

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

United Kingdom – 0.3%
7,000,000	USD	Inmarsat Finance Plc, 7.375% due 12/1/2017 (c)	$7,507,500

United States – 0.5%
		Intelsat Luxembourg SA:
6,992,000	USD	11.25% due 2/4/2017	7,289,160
6,956,000	USD	11.5% due 2/4/2017 (g)	7,251,630
			14,540,790
		TOTAL CORPORATE NOTES & BONDS (Cost — $150,600,228)	165,737,102

SOVEREIGN GOVERNMENT BONDS – 7.8%

Hong Kong – 1.5%
289,350,000	HKD	Government of Hong Kong, 2.66% due 12/17/2012	37,930,334

Singapore – 5.6%
		Government of Singapore:
150,582,000	SGD	2.25% due 7/1/2013	122,949,206
27,701,000	SGD	3.625% due 7/1/2014	23,716,335
			146,665,541

Taiwan – 0.2%
171,000,000	TWD	Government of Taiwan, 2% due 7/20/2015	5,994,997

Thailand – 0.5%
350,527,000	THB	Government of Thailand, 5.25% due 5/12/2014	11,778,253
		TOTAL SOVEREIGN GOVERNMENT BONDS
		(Cost — $203,673,092)	202,369,125

OUNCES

COMMODITIES – 3.7%
58,095		Gold Bullion (a) (Cost — $66,904,558)	96,952,283

PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS – 11.8%

Commercial Paper – 11.3%
		Devon Energy Corp.:
18,900,000	USD	0.27% due 4/2/2012 (c)	18,899,858
5,500,000	USD	0.29% due 4/9/2012 (c)	5,499,645
13,300,000	USD	0.35% due 4/30/2012 (c)	13,296,250
25,000,000	USD	Florida Power & Light Co., 0.2% due 4/4/2012 (c)	24,999,583
		GDF Suez SA:
37,000,000	USD	0.2% due 4/16/2012 (c)	36,996,917
14,200,000	USD	0.2% due 4/18/2012 (c)	14,198,659
10,400,000	USD	Kraft Foods Inc., 0.3% due 4/4/2012 (c)	10,399,740

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper – 11.3% (continued)
32,300,000	USD	Nestlé Capital Corp., 0.03% due 4/5/2012 (c)	$32,299,892
30,000,000	USD	Novartis Finance Corp., 0.12% due 4/3/2012 (c)	29,999,800
2,000,000	USD	Novartis Securities Investment Ltd., 0.12% due 4/13/2012 (c)	1,999,920
5,000,000	USD	Philip Morris International Inc., 0.08% due 4/5/2012 (c)	4,999,956
20,000,000	USD	Sigma-Aldrich Corp., 0.1% due 4/2/2012 (c)	19,999,944
18,000,000	USD	Wal-Mart Stores, Inc., 0.07% due 4/17/2012 (c)	17,999,440
		Wisconsin Energy Corp.:
29,000,000	USD	0.23% due 4/2/2012 (c)	28,999,815
26,600,000	USD	0.26% due 4/4/2012 (c)	26,599,424
9,300,000	USD	0.32% due 4/3/2012 (c)	9,299,835
			296,488,678

Treasury Bills – 0.5%

Japan – 0.5%
1,000,000,000	JPY	Government of Japan, due 5/21/2012	12,079,999
		TOTAL SHORT-TERM INVESTMENTS (Cost — $309,020,429)	308,568,677
		TOTAL INVESTMENTS — 99.3% (Cost — $2,472,193,759)	2,596,004,102
		Other Assets In Excess of Liabilities — 0.7%	18,604,295
		TOTAL NET ASSETS — 100.0%	$2,614,608,397

The IVA International Fund had the following forward foreign currency contracts open at March 31, 2012:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT	USD EQUIVALENT	USD VALUE AT MARCH 31, 2012	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Contracts to Sell:
Australian dollar	State Street Bank And Trust Co.	06/08/2012	AUD 4,672,000	$4,885,604	$4,804,164	$81,440
British pound	State Street Bank And Trust Co.	06/08/2012	GBP 1,690,000	2,660,821	2,701,970	(41,149)
euro	State Street Bank And Trust Co.	06/08/2012	EUR 257,050,000	342,552,542	342,941,750	(389,208)
Japanese yen	State Street Bank And Trust Co.	06/08/2012	JPY 27,569,381,000	330,134,679	333,278,135	(3,143,456)
South Korean won	State Street Bank And Trust Co.	04/05/2012	KRW 30,161,200,000	26,993,519	26,615,329	378,190
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(3,114,183)

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments (unaudited)
March 31, 2012

The IVA International Fund had the following futures contracts open at March 31, 2012:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	USD MARKET VALUE OF SECURITIES UNDERLYING THE CONTRACTS	NET UNREALIZED APPRECIATION
Contracts to Sell:
Japanese government 10-year bond	195	6/11/2012	$334,565,060	$305,770

Abbreviations used in this schedule:

ADR — American Depositary Receipt
AUD — Australian dollar
EUR — euro
GBP — British pound
HKD — Hong Kong dollar
JPY — Japanese yen
KRW — South Korean won
NOK — Norwegian krone
SGD — Singapore dollar
THB — Thai baht
TWD — Taiwan dollar
USD — United States dollar

(a)	Non-income producing investment.

(b)	Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

SECURITY	SHARES HELD AT SEPTEMBER 30, 2011	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT MARCH 31, 2012	FAIR VALUE AT MARCH 31, 2012	REALIZED LOSS	DIVIDEND INCOME*
Clear Media Ltd.	36,621,030	—	—	36,621,030	$22,541,677	—	—
Icom Inc.	849,700	6,700	75,300	781,100	18,949,484	$(200,920)	$87,434
Securidev SA	202,718	24,060	—	226,778	9,826,722	—	—
Temp Holdings Co., Ltd.	3,329,400	76,500	—	3,405,900	32,055,045	—	228,803
Total					$83,372,928	$(200,920)	$316,237

*	Dividend income is net of withholding taxes.
(c)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(d)	Security is deemed illiquid. As of March 31, 2012, the value of illiquid securities amounted to 1.2% of net assets.
(e)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(f)	Fixed-to-float perpetual bond. The security has no maturity date. The date shown represents the next call date.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

See Notes to Financial Statements.

Statements of Assets and Liabilities (unaudited)	IVA Funds

March 31, 2012

	IVA Worldwide Fund	IVA International Fund
Assets:
Long-term investments, at cost:
Non-affiliated investments	$7,772,222,909	$2,089,213,352
Affiliated investments	422,183,058	73,959,978
Short-term investments, at cost	1,057,773,620	309,020,429
Foreign currency, at cost	18,333,596	5,710,975
Foreign currency collateral for open futures contracts, at cost	6,306,749	1,836,322
Long-term investments, at fair value:
Non-affiliated investments	$8,414,533,067	$2,204,062,497
Affiliated investments	405,237,701	83,372,928
Short-term investments, at fair value	1,056,217,490	308,568,677
Foreign currency, at fair value	17,348,985	5,447,304
Foreign currency collateral for open futures contracts, at value	7,189,450	2,051,719
Cash	312,113	266,682
Cash collateral for open futures contracts	5,417,490	—
Receivable for investments sold	63,359,068	569,231
Dividends and interest receivable	59,961,748	17,545,571
Receivable for fund shares sold	21,852,227	7,358,168
Variation margin on open futures contracts receivable	6,279,983	305,770
Unrealized appreciation on open forward foreign currency contracts	1,391,444	378,190
Prepaid expenses and other assets	108,337	25,123
Total assets	$10,059,209,103	$2,629,951,860

Liabilities:
Payable for fund shares repurchased	$9,232,517	$5,670,147
Unrealized depreciation on open forward foreign currency contracts	6,790,131	3,492,373
Payable for investments purchased	4,432,623	3,600,542
Accrued investment advisory fees	7,640,378	1,967,942
Accrued distribution and service fees	2,080,935	154,855
Accrued expenses and other liabilities	1,865,962	457,604
Total liabilities	32,042,546	15,343,463
Net Assets	$10,027,166,557	$2,614,608,397
Net Assets Consist of:
Par value ($0.001 per share)	$615,271	$166,605
Additional paid-in-capital	9,336,669,905	2,459,982,161
Undistributed (overdistributed) net investment income	856,549	(919,654)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	64,680,637	34,469,488
Unrealized appreciation from investments, futures contracts and foreign currency translation	624,344,195	120,909,797
Net Assets	$10,027,166,557	$2,614,608,397
Net Asset Value Per Share:
Class A
Net assets	$2,861,521,865	$395,564,470
Shares outstanding	175,398,393	25,217,247
Net asset value per share	$16.31	$15.69
Maximum offering price per share (with a maximum initial sales charge of 5.00%)	$17.17	$16.52
Class C
Net assets	$1,729,578,243	$82,621,550
Shares outstanding	106,763,220	5,319,665
Net asset value per share	$16.20	$15.53
Class I
Net assets	$5,436,066,449	$2,136,422,377
Shares outstanding	333,109,145	136,067,756
Net asset value per share	$16.32	$15.70

See Notes to Financial Statements.

Statements of Operations (unaudited)	IVA Funds

For the Six Months Ended March 31, 2012

	IVA Worldwide Fund	IVA International Fund
Investment Income:
Interest	$32,978,837	$7,270,289
Dividends:
Non-affiliated investments	73,763,499	22,882,734
Affiliated investments	1,938,865	340,040
Less: Foreign taxes withheld	(7,345,858)	(2,881,786)
Total income	101,335,343	27,611,277
Expenses:
Investment advisory fees	43,352,463	10,843,059
Distribution and service fees:
Class A	3,501,752	464,730
Class C	8,521,093	410,224
Custody fees	1,874,540	674,110
Trustee fees	94,986	22,514
Other expenses	4,109,804	866,448
Total expenses	61,454,638	13,281,085
Net investment income	39,880,705	14,330,192
Net Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments on:
Non-affiliated investments	73,621,180	12,015,611
Affiliated investments	2,295,503	(200,920)
Futures contracts	(7,778,969)	(779,460)
Foreign currency transactions	48,231,908	28,029,145
Net realized gain	116,369,622	39,064,376
Net change in unrealized appreciation (depreciation) from:
Investments from:
Non-affiliated investments	812,337,874	126,050,124
Affiliated investments	(13,238,338)	5,860,729
Futures contracts	4,979,848	(910,120)
Foreign currency translation	(9,212,088)	(3,493,523)
Net change in unrealized appreciation (depreciation)	794,867,296	127,507,210
Net realized and change in unrealized gain on investments, futures contracts and foreign currency	911,236,918	166,571,586
Increase in net assets resulting from operations	$951,117,623	$180,901,778

See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)	IVA Funds

	IVA Worldwide Fund		IVA International Fund
	Six Months Ended March 31, 2012	Year Ended September 30, 2011	Six Months Ended March 31, 2012	Year Ended September 30, 2011
Operations:
Net investment income	$39,880,705	$80,128,819	$14,330,192	$27,630,969
Net realized gain	116,369,622	423,592,330	39,064,376	111,085,206
Net change in net unrealized appreciation (depreciation)	794,867,296	(693,518,595)	127,507,210	(133,788,156)
Increase (decrease) in net assets resulting from operations	951,117,623	(189,797,446)	180,901,778	4,928,019
Distributions to Shareholders:
Net investment income:
Class A	(20,110,567)	(8,689,921)	(4,961,282)	(442,574)
Class C	—	—	(540,056)	—
Class I	(49,104,499)	(21,223,353)	(32,039,991)	(4,753,242)
Net realized gain on investments:
Class A	(143,028,188)	(56,581,235)	(16,874,933)	(7,516,993)
Class C	(88,435,888)	(32,155,518)	(3,985,245)	(1,672,714)
Class I	(258,845,189)	(86,335,783)	(92,344,215)	(31,808,976)
Decrease in net assets resulting from distributions	(559,524,331)	(204,985,810)	(150,745,722)	(46,194,499)
Capital Share Transactions:
Proceeds from shares sold	1,137,591,326	4,860,852,493	395,553,871	1,169,979,907
Reinvestment of distributions	403,223,839	142,569,726	122,389,472	36,791,005
Cost of shares repurchased	(1,081,983,471)	(1,296,330,107)	(197,279,711)	(265,211,165)
Increase in net assets from capital share transactions	458,831,694	3,707,092,112	320,663,632	941,559,747
Increase in net assets	$850,424,986	$3,312,308,856	$350,819,688	$900,293,267
Net Assets:
Beginning of period	$9,176,741,571	$5,864,432,715	$2,263,788,709	$1,363,495,442
End of period	$10,027,166,557	$9,176,741,571	$2,614,608,397	$2,263,788,709
Undistributed (overdistributed) net investment income	$856,549	$30,190,910	$(919,654)	$22,291,483

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$15.71		$16.03	$15.00	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.07		0.16	0.21	0.34
Net realized and unrealized gain	1.50		0.00	1.27	2.70
Increase from investment operations	1.57		0.16	1.48	3.04
Decrease from distributions:
Net investment income	(0.12)		(0.06)	(0.10)	(0.04)
Net realized gain on investments	(0.85)		(0.42)	(0.35)	—
Decrease from distributions	(0.97)		(0.48)	(0.45)	(0.04)
Net asset value, end of period	$16.31		$15.71	$16.03	$15.00
Total return(c)	10.50%		0.86%	10.16%	25.39%
Ratios to average net assets:
Net operating expenses	1.28	%(d)	1.29%	1.31%	1.36%
Net investment income	0.82	%(d)	0.93%	1.41%	2.51%
Supplemental data:
Portfolio turnover rate	11.9%		50.8%	28.9%	54.8%
Net assets, end of period (000’s)	$2,861,522		$2,714,773	$1,931,625	$755,238

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010		Year Ended September 30, 2009
Net asset value, beginning of period	$15.54		$15.92	$14.92		$12.00
Increase from investment operations:(a)
Net investment income(b)	0.01		0.03	0.10		0.23
Net realized and unrealized gain	1.50		0.01	1.25		2.71
Increase from investment operations	1.51		0.04	1.35		2.94
Decrease from distributions:
Net investment income	—		—	(0.00	)(c)	(0.02)
Net realized gain on investments	(0.85)		(0.42)	(0.35)		—
Decrease from distributions	(0.85)		(0.42)	(0.35)		(0.02)
Net asset value, end of period	$16.20		$15.54	$15.92		$14.92
Total return(d)	10.16%		0.09%	9.26%		24.51%
Ratios to average net assets:
Net operating expenses	2.03	%(e)	2.04%	2.06%		2.12%
Net investment income	0.07	%(e)	0.18%	0.67%		1.75%
Supplemental data:
Portfolio turnover rate	11.9%		50.8%	28.9%		54.8%
Net assets, end of period (000’s)	$1,729,578		$1,631,750	$1,055,144		$340,393

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge. Total returns for periods of less than one year are not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$15.73		$16.05	$15.02	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.09		0.20	0.25	0.37
Net realized and unrealized gain	1.51		0.00	1.27	2.69
Increase from investment operations	1.60		0.20	1.52	3.06
Decrease from distributions:
Net investment income	(0.16)		(0.10)	(0.14)	(0.04)
Net realized gain on investments	(0.85)		(0.42)	(0.35)	—
Decrease from distributions	(1.01)		(0.52)	(0.49)	(0.04)
Net asset value, end of period	$16.32		$15.73	$16.05	$15.02
Total return(c)	10.72%		1.09%	10.40%	25.62%
Ratios to average net assets:
Net operating expenses	1.03	%(d)	1.04%	1.06%	1.14%
Net investment income	1.08	%(d)	1.18%	1.65%	2.78%
Supplemental data:
Portfolio turnover rate	11.9%		50.8%	28.9%	54.8%
Net assets, end of period (000’s)	$5,436,066		$4,830,219	$2,877,664	$1,267,395

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$15.56		$15.59	$14.59	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.08		0.20	0.17	0.27
Net realized and unrealized gain	1.05		0.20	1.25	2.36
Increase from investment operations	1.13		0.40	1.42	2.63
Decrease from distributions:
Net investment income	(0.23)		(0.02)	(0.16)	(0.04)
Net realized gain on investments	(0.77)		(0.41)	(0.26)	—
Decrease from distributions	(1.00)		(0.43)	(0.42)	(0.04)
Net asset value, end of period	$15.69		$15.56	$15.59	$14.59
Total return(c)	7.75%		2.56%(d)	9.96%(d)	21.96%(d)
Ratios to average net assets:
Net operating expenses	1.28	%(e)	1.30%	1.39%	1.40%(f)
Net investment income	1.00	%(e)	1.19%	1.13%	2.14%(g)
Supplemental data:
Portfolio turnover rate	8.5%		54.3%	28.1%	46.6%
Net assets, end of period (000’s)	$395,564		$371,560	$240,245	$104,420

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge. Total returns for periods of less than one year are not annualized.
(d)	Total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Annualized.
(f)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.40%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.55% for the year ended September 30, 2009.
(g)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 1.99% for the year ended September 30, 2009.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$15.35		$15.48	$14.51	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.02		0.07	0.06	0.17
Net realized and unrealized gain	1.03		0.21	1.23	2.36
Increase from investment operations	1.05		0.28	1.29	2.53
Decrease from distributions:
Net investment income	(0.10)		—	(0.06)	(0.02)
Net realized gain on investments	(0.77)		(0.41)	(0.26)	—
Decrease from distributions	(0.87)		(0.41)	(0.32)	(0.02)
Net asset value, end of period	$15.53		$15.35	$15.48	$14.51
Total return(c)	7.31%		1.76%(d)	9.05%(d)	21.10%(d)
Ratios to average net assets:
Net operating expenses	2.03	%(e)	2.06%	2.15%(f)	2.15%(f)
Net investment income	0.23	%(e)	0.42%	0.41%(g)	1.38%(g)
Supplemental data:
Portfolio turnover rate	8.5%		54.3%	28.1%	46.6%
Net assets, end of period (000’s)	$82,622		$79,196	$55,824	$19,028

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge. Total returns for periods of less than one year are not annualized.
(d)	Total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Annualized.
(f)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 2.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 2.17% and 2.49% for the years ended September 30, 2010 and 2009, respectively.
(g)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 0.38% and 1.04% for the years ended September 30, 2010 and 2009, respectively.

See Notes to Financial Statements.

Financial Highlights (unaudited)	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of period	$15.60		$15.62	$14.62	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.10		0.24	0.21	0.31
Net realized and unrealized gain	1.04		0.21	1.24	2.35
Increase from investment operations	1.14		0.45	1.45	2.66
Decrease from distributions:
Net investment income	(0.27)		(0.06)	(0.19)	(0.04)
Net realized gain on investments	(0.77)		(0.41)	(0.26)	—
Decrease from distributions	(1.04)		(0.47)	(0.45)	(0.04)
Net asset value, end of period	$15.70		$15.60	$15.62	$14.62
Total return(c)	7.82%		2.86%(d)	10.19%(d)	22.28%(d)
Ratios to average net assets:
Net operating expenses	1.03	%(e)	1.05%	1.13%	1.15%(f)
Net investment income	1.27	%(e)	1.45%	1.44%	2.41%(g)
Supplemental data:
Portfolio turnover rate	8.5%		54.3%	28.1%	46.6%
Net assets, end of period (000’s)	$2,136,422		$1,813,032	$1,067,427	$360,075

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions. Total returns for periods of less than one year are not annualized.
(d)	Total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Annualized.
(f)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.28% for the year ended September 30, 2009.
(g)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 2.28% for the year ended September 30, 2009.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each an investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ, are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities (except for short-term investments as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the OTC market in the U.S. or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

Futures contracts are valued daily at the official settlement price determined by the exchange on which they are traded.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value

Notes to Financial Statements (unaudited)	IVA Funds

pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820-10-65 (“ASC 820-10-65”), Fair Value Measurements and Disclosures. ASC 820-10-65 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

• Level 1 –	quoted prices in active markets for identical investments

• Level 2 –	other significant observable inputs (including quoted prices for similar or identical investments, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

• Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Investment (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks(a):
Foreign	$3,966,345,102	—	—	$3,966,345,102
United States	3,072,565,822	$1,187,618	—	3,073,753,440
Convertible preferred stocks	67,531,374	—	—	67,531,374
Corporate notes & bonds(a)	—	756,451,981	—	756,451,981
Sovereign government bonds(a)	—	574,882,043	—	574,882,043
Commodities	380,806,828	—	—	380,806,828
Short-term investments(a)	1,056,217,490	—	—	1,056,217,490
Unrealized appreciation on open forward foreign currency contracts	—	1,391,444	—	1,391,444
Unrealized appreciation on open futures contracts	6,279,983	—	—	6,279,983
Total assets	$8,549,746,599	$1,333,913,086	—	$9,883,659,685
LIABILITIES
Unrealized depreciation on open forward foreign currency contracts	—	$(6,790,131)	—	$(6,790,131)
Total liabilities	—	$(6,790,131)	—	$(6,790,131)

(a)	See Schedule of Investments for additional detailed categorization.

Any transfers of assets and liabilities between levels of the fair value hierarchy are recognized at the end of the period. For the six months ended March 31, 2012, the Worldwide Fund had significant transfers of $3,320,484,473 from Level 2 to Level 1 as a result of the Worldwide Fund using quoted prices in active markets to value its securities. For the six months ended March 31, 2012 and for the year ended September 30, 2011, there were no Level 3 assets or liabilities held in the Worldwide Fund.

Notes to Financial Statements (unaudited)	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Investment (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks(a):
Foreign	$1,822,376,915	—	—	$1,822,376,915
Corporate notes & bonds(a)	—	$165,737,102	—	165,737,102
Sovereign government bonds(a)	—	202,369,125	—	202,369,125
Commodities	96,952,283	—	—	96,952,283
Short-term investments(a)	308,568,677	—	—	308,568,677
Unrealized appreciation on open forward foreign currency contracts	—	378,190	—	378,190
Unrealized appreciation on open futures contracts	305,770	—	—	305,770
Total assets	$2,228,203,645	$368,484,417	—	$2,596,688,062
LIABILITIES
Unrealized depreciation on open forward foreign currency contracts	—	$(3,492,373)	—	$(3,492,373)
Total liabilities	—	$(3,492,373)	—	$(3,492,373)

(a)	See Schedule of Investments for additional detailed categorization.

Any transfers of assets and liabilities between levels of the fair value hierarchy are recognized at the end of the period. For the six months ended March 31, 2012, the International Fund had significant transfers of $1,500,213,815 from Level 2 to Level 1 as a result of the International Fund using quoted prices in active markets to value its securities. For the six months ended March 31, 2012 and for the year ended September 30, 2011, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses and expense reductions, if any, are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Notes to Financial Statements (unaudited)	IVA Funds

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

The Funds adhere to the provisions of the FASB Accounting Standards Codification 740-10 (“ASC 740-10”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (current, 2011 and 2010) and determined that no provision for income tax would be required in the Funds’ financial statements. For the six months ended March 31, 2012, the Funds did not incur any tax-related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Futures Contracts. Each Fund uses interest rate futures contracts for investment purposes. In certain instances, the use of futures contracts can act as a hedge against the effect of interest rate fluctuations on foreign and U.S. investments and/or foreign exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. For the six months ended March 31, 2012, the Worldwide Fund and International Fund had $4,305,908 and $1,272,200 in initial margin deposits and $8,301,032 and $779,519 in additional cash with its futures commission merchant, respectively. These amounts are located in the Statements of Assets and Liabilities as foreign currency collateral and cash collateral on open futures contracts. The Worldwide Fund also holds securities for initial margin deposits at the futures commission merchant which can be located in the Schedule of Investments. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a Fund may pay or receive cash, as necessary, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired in computing the daily NAVs. Each Fund marks to market its open futures positions.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets.

Notes to Financial Statements (unaudited)	IVA Funds

The Adviser had contractually agreed to waive fees and/or reimburse expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of each Fund’s total annual operating expenses to 1.40%, 2.15% and 1.15% of each Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. This agreement was in effect until January 31, 2012. For the period ended March 31, 2012, the Funds had no fees waived and/or expenses reimbursed.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the six months ended March 31, 2012 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC, a direct subsidiary of Foreside Distributors, LLC, serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the six months ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund
Purchases	$1,120,386,964	$388,017,822
Sales	$1,006,079,853	$181,675,760

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is as of March 31, 2012.

	Worldwide Fund	International Fund
Cost basis of investments	$9,252,179,587	$2,472,193,759
Gross unrealized appreciation	$1,045,651,390	$224,003,609
Gross unrealized depreciation	(421,842,719)	(100,193,266)
Net unrealized appreciation	$623,808,671	$123,810,343

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the six months ended March 31, 2012, these instruments included futures and forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the six months ended March 31, 2012, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Notes to Financial Statements (unaudited)	IVA Funds

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Futures transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. A sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts and in the securities positions covering those contracts. In addition, there are significant differences between securities markets and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.

The Funds adhere to FASB Accounting Standards Codification 815-10-50 (“ASC 815-10-50”), Derivative Instruments and Hedging Activities. ASC 815-10-50 requires enhanced disclosure about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial positions, performance and cash flow.

The following summary for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at March 31, 2012.

Worldwide Fund

		Asset Derivatives	Liability Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value	Fair Value
Foreign exchange contracts	Unrealized appreciation on open forward foreign currency contracts	$1,391,444	—
Foreign exchange contracts	Unrealized depreciation on open forward foreign currency contracts	—	$(6,790,131)
Interest rate contracts	Variation margin on open futures contracts	6,279,983	—
Total		$7,671,427	$(6,790,131)

International Fund

		Asset Derivatives	Liability Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value	Fair Value
Foreign exchange contracts	Unrealized appreciation on open forward foreign currency contracts	$378,190	—
Foreign exchange contracts	Unrealized depreciation on open forward foreign currency contracts	—	$(3,492,373)
Interest rate contracts	Variation margin on open futures contracts	305,770	—
Total		$683,960	$(3,492,373)

Notes to Financial Statements (unaudited)	IVA Funds

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2012.

Worldwide Fund

Risk-Type Category	Derivative Instrument	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Foreign exchange contracts	Forward foreign currency contracts	$52,004,058	$(9,607,496)
Interest rate contracts	Futures contracts	(7,778,969)	4,979,848
Total		$44,225,089	$(4,627,648)

International Fund

Risk-Type Category	Derivative Instrument	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Foreign exchange contracts	Forward foreign currency contracts	$29,341,767	$(3,702,657)
Interest rate contracts	Futures contracts	(779,460)	(910,120)
Total		$28,562,307	$(4,612,777)

During the period ended March 31, 2012, the Worldwide Fund had average notional values of $1,835,081,673 and $1,762,356,669 on open futures contracts to sell and open forward foreign currency contracts to sell, respectively.

During the period ended March 31, 2012, the International Fund had average notional values of $340,422,012 and $723,097,567 on open futures contracts to sell and open forward foreign currency contracts to sell, respectively.

Note 5 – Shares of Beneficial Interest

At March 31, 2012 the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of each Fund were as follows:

Worldwide Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	17,210,775	$275,957,492	77,064,980	$1,305,447,075
Shares reinvested	8,770,004	132,163,953	3,193,627	52,918,403
Shares repurchased	(23,398,105)	(376,039,364)	(27,954,413)	(470,342,110)
Net Increase	2,582,674	$32,082,081	52,304,194	$888,023,368
Class C
Shares sold	6,264,878	$98,370,612	47,513,071	$798,982,437
Shares reinvested	3,513,549	52,703,237	1,080,716	17,831,811
Shares repurchased	(7,986,736)	(127,537,867)	(9,895,422)	(165,777,839)
Net Increase	1,791,691	$23,535,982	38,698,365	$651,036,409

Notes to Financial Statements (unaudited)	IVA Funds

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class I
Shares sold	47,680,392	$763,263,222	162,536,444	$2,756,422,981
Shares reinvested	14,489,492	218,356,649	4,334,310	71,819,512
Shares repurchased	(36,034,675)	(578,406,240)	(39,177,738)	(660,210,158)
Net Increase	26,135,209	$403,213,631	127,693,016	$2,168,032,335

International Fund

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,116,938	$77,960,407	12,031,409	$195,512,821
Shares reinvested	1,298,458	18,879,577	447,147	7,091,792
Shares repurchased	(5,073,685)	(78,553,116)	(4,011,657)	(66,294,705)
Net Increase	1,341,711	$18,286,868	8,466,899	$136,309,908
Class C
Shares sold	374,029	$5,624,134	1,932,225	$31,162,113
Shares reinvested	231,655	3,342,778	72,938	1,148,042
Shares repurchased	(444,797)	(6,815,142)	(452,967)	(7,372,331)
Net Increase	160,887	$2,151,770	1,552,196	$24,937,824
Class I
Shares sold	20,232,765	$311,969,330	57,781,854	$943,304,973
Shares reinvested	6,884,338	100,167,117	1,800,200	28,551,171
Shares repurchased	(7,284,167)	(111,911,453)	(11,669,292)	(191,544,129)
Net Increase	19,832,936	$300,224,994	47,912,762	$780,312,015

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its investment adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC., 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee

Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Corporate Secretary, Case, Pomeroy & Company, Inc. (real estate and investments); Vice President & General Counsel, Case, Pomeroy & Company, Inc. (prior to 2011)	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses).	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer)	2	None.

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board.

Trustees and Officers (unaudited)	IVA Funds

Interested Trustee

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010); CEO and Research Analyst, the Adviser (2007-2010); Senior Research Analyst, Arnhold and S. Bleichroeder Advisers, LLC (“ASB”) (asset management advisory services) (2005-2007).	2

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Officers of the Trust

Name (Birth Year) and Address(a)	Position(s) Held with the Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008); acting Chief Operating Officer and head of compliance, Oppenheimer & Close (from 1998 to 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008
Chief Financial Officer, the Adviser (since 2008); Senior Vice President, ASB (prior to 2008); Vice President, ASB Securities LLC (prior to 2008); Vice President and Treasurer, First Eagle Funds and First Eagle Variable Funds (prior to 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009); Manager, Citco Fund Services (2008); Assistant Vice President, ASB (prior to 2008).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Fund Operations Manager, the Adviser (since 2009); Director, Morgan Stanley (from 2007 to 2009); Manager, Morgan Stanley (from 2006 to 2007).

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Additional Information (unaudited)	IVA Funds

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2011 and held for the six months ended March 31, 2012.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2012(a)

	Actual Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	10.50%	$1,000.00	$1,105.00	1.28%	$ 6.74
Class C	10.16%	1,000.00	1,101.60	2.03%	10.67
Class I	10.72%	1,000.00	1,107.20	1.03%	5.43
International Fund
Class A	7.75%	$1,000.00	$1,077.50	1.28%	$ 6.65
Class C	7.31%	1,000.00	1,073.10	2.03%	10.52
Class I	7.82%	1,000.00	1,078.20	1.03%	5.35

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED MARCH 31, 2012

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.60	1.28%	$ 6.46
Class C	5.00%	1,000.00	1,014.85	2.03%	10.23
Class I	5.00%	1,000.00	1,019.85	1.03%	5.20
International Fund
Class A	5.00%	$1,000.00	$1,018.60	1.28%	$ 6.46
Class C	5.00%	1,000.00	1,014.85	2.03%	10.23
Class I	5.00%	1,000.00	1,019.85	1.03%	5.20

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 366.

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
1200 Crown Colony Drive
Quincy, MA 02169

Transfer Agent
Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston MA, 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  The schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11.  Controls and Procedures.

(a)  Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness.  Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:

May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:

May 29, 2012

By:	/s/ Stefanie J. Hempstead
Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date:

 May 29, 2012